SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):   August 13, 2004
                                                         -----------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

              000-32615                             04-3578653
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


      401 Edgewater Place, Suite 200, Wakefield, MA           01880-6210
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      (Address of Principal Executive Offices)                (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

      On August 13, 2004, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, four wholly-owned acquisition subsidiaries of FSP Corp., each a Delaware corporation (the "Acquisition Subs"), and four real estate investment trusts (the "Target REITs"), each a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for (i) FSP Corp.'s acquisition of each of the Target REITs by merging each Target REIT into a related Acquisition Sub, resulting in the Acquisition Sub's being the surviving corporation and (ii) the issuance of approximately 10,894,994 shares of FSP Corp. Common Stock as consideration in connection with the mergers. Upon consummation of the mergers, FSP Corp. will be the sole stockholder of each of the Target REITs, and the holders of the preferred stock of the Target REITs will become stockholders of FSP Corp.

      A copy of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.


Item 9. Regulation FD Disclosure

      On August 13, 2004, FSP Corp. also sent a letter to its stockholders informing such stockholders that FSP Corp.'s Board of Directors had authorized FSP Corp. to redeem all fractional shares of its Common Stock outstanding and of record as of July 30, 2004 for an amount equal to such fractional share multiplied by $17.70, the per share price ascribed to FSP Common Stock as a result of the negotiations in connection with the Merger Agreement described under Item 5 of this Current Report on Form 8-K. There is no public market for FSP Corp.'s Common Stock. The redemption of fractional shares will be effective and the redemption price will be payable on August 16, 2004.

      A copy of the letter sent to stockholders is attached hereto as Exhibit 99.1.

      Furthermore, on July 30, 2004 the Board of Directors of FSP Corp. declared a cash dividend of $0.31 per share of common stock payable on August 16, 2004 to stockholders of record on July 30, 2004.


Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of August 13, 2004, by and among FSP Corp., the Acquisition Subs and the Target REITs. (1)

            99.   Letter, dated August 13, 2004, to Stockholders.

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FSP Corp. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2004               REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        --------------------------------
                                        George J. Carter
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

2.1 Agreement and Plan of Merger, dated as of August 13, 2004, by and among FSP Corp., the Acquisition Subs and the Target REITs. (1)

99.1              Letter, dated August 13, 2004, to Stockholders.

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(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FSP Corp. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.